CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND
Short-Term Bond Fund
Bond Fund
Large Cap Equity Fund
Small Cap Equity Fund
International Fund
("Funds")

Supplement dated June 15, 2004

to the Prospectus and Statement of Additional Information, each dated January 28, 2004.

The names of the two classes of shares offered by each Fund have been changed. Former Class A shares are now called Individual Class shares. Former Class C shares are now called Institutional Class shares. No features of either class, other than their names, have been changed or are affected by the name changes.